American Funds Insurance Series® Prospectus Supplement January 1, 2026 (for the most recent Class P1 and Class P2 shares summary and statutory prospectuses, as supplemented to date)

The first table under the heading “Portfolio managers of the underlying fund” in the “Management” section of the summary portion of the prospectus for Managed Risk Growth-Income Fund is amended to read as follows:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Brad Barrett	1 year	Partner – Capital Research Global Investors
Charles E. Ellwein	10 years	Partner – Capital Research Global Investors
Cheryl E. Frank	Less than 1 year	Partner – Capital Research Global Investors
J. Blair Frank	19 years	Partner – Capital Research Global Investors
Martin Jacobs	1 year	Partner – Capital Research Global Investors
Caroline Jones	5 years	Partner – Capital Research Global Investors
Jessica C. Spaly	1 year	Partner – Capital Research Global Investors

Keep this supplement with your summary and statutory prospectuses.

Lit. No. INP8SU-003-0126P CGD/8024-S109912